Exhibit 99.1

Investor Relations Contact Michelle Ahlmann, 650.603.5464 Mercury Public Relations Contact Dave Peterson, 650.603.5231 Mercury Paul Sherer, 415.385.5970 Ogilvy Public Relations Worldwide

Mercury Files Restated Financial Statements

•	Completes Major Milestone with the Filing of the Amended 2004 10-K/A

•	Restatement Principally Non-Cash Adjustments From Past Stock Option Practices

•	Provides Update on SEC Activities

Mountain View, CA, July 3, 2006 – Mercury Interactive Corporation (OTC: MERQ), the global leader in business technology optimization (BTO) software, today said that it has completed its previously announced restatement of the Company’s financial statements for the fiscal years 2004, 2003 and 2002. The restated financial statements have been filed with the Securities and Exchange Commission in an amended Form 10-K/A for the year ended December 31, 2004. The Company intends to file an amended Form 10-Q/A for the quarter ended March 31, 2005 with the SEC later this month.

“We have taken a rigorous and thorough approach to completing the restatement and recertification of our financial statements. I want to thank our customers, partners, shareholders and employees for their loyalty and support during this time period,” said Tony Zingale, president and chief executive officer at Mercury. “The Company remains in a strong financial position and we believe has a significant market opportunity going forward. I am particularly proud of Mercury’s continued ability to execute against our strategic business plan and our focus on customer success, technology innovation and expansion of our capabilities through our acquisitions.”

Update on SEC Filings

The Company intends to file its Forms 10-Q for the quarters ended June 30 and September 30, 2005 and its Form 10-K for the year ended December 31, 2005 in Q3 2006, and to become current in its SEC reporting in as timely a fashion as possible thereafter.

Mercury Files Restated Financial Statements	Page 2

Overview of Restatement of Consolidated Financial Statements

As previously announced, a Special Committee comprised of disinterested members of the Audit Committee of the Board was formed in June 2005 to conduct an internal investigation relating to past stock option practices in response to an inquiry initiated by the SEC in November 2004. The Special Committee, its outside legal counsel and accounting experts reviewed thousands of individual option grants, modifications and exercises dating back to 1993, interviewed numerous individuals, and engaged in a forensic audit of the issues under investigation. In August 2005, the Special Committee concluded that the actual grant dates for certain past stock options differed from the originally stated grant dates for such awards. As a result, the Company determined that it should have recognized material amounts of stock-based compensation expense which were not accounted for in its previously issued financial statements and, accordingly, that the previously filed unaudited interim and audited consolidated financial statements for the fiscal years 2004, 2003 and 2002, as well as the unaudited interim financial statements for the first quarter of 2005, should no longer be relied upon because these financial statements contained misstatements and would need to be restated. On November 2, 2005, the Company announced that the Special Committee had made certain determinations as a result of its review, and that the Board of Directors had accepted the resignations of the then CEO, CFO and General Counsel.

As a result of the Special Committee’s investigation and the Company’s internal review of its historical financial statements, the Company has recorded significant adjustments to its previously filed financial statements. The adjustments in the restated consolidated financial statements did not affect the Company’s previously reported cash and investment balances in prior periods.

The restated consolidated financial statements reflect a decrease in income before provision for taxes of approximately $566.7 million for the periods 1992 through December 31, 2004, consisting principally of non-cash adjustments to stock-based compensation expense resulting from the stock option grant and exercise practices described below. The majority of these expenses are reflected as a decrease to retained earnings (net of income tax effects) in the opening balance sheet for 2002 of approximately $362.3 million, reflecting adjustments from 1992 to 2001, and the remaining amounts are reported in the Company’s consolidated statements of operations in subsequent periods. The Company also has made a number of tax-related adjustments arising principally from the stock-based compensation adjustments.

Mercury Files Restated Financial Statements	Page 3

The primary components of the accounting adjustments reflected in the restated consolidated financial statements are as follows:

	Year ended December 31, (in thousands)
	2004		2003		2002		1992 through 2001
Category(1)	Total increase/ (decrease) for period	% of total adjustments prior to income taxes	Total increase/ (decrease) for period	% of total adjustments prior to income taxes	Total increase/ (decrease) for period	% of total adjustments prior to income taxes	Total increase/ (decrease) for period	% of total adjustments prior to income taxes
Stock option grant date changes	$(17,789)	42%	$(79,518)	72%	$(47,636)	132%	$(113,400)	30%
Stock options exercisable with promissory notes	582	-1%	(9,425)	9%	12,653	-35%	(255,640)	67%
Stock options involved in consulting, transitions or advisory roles	(7,196)	17%	(3,039)	3%	(2,337)	6%	(6,889)	2%
Other matters related to stock options	(15,311)	36%	(13,617)	12%	(164)	1%	(376)	0%

Total stock option related accounting adjustments	(39,714)	94%	(105,599)	96%	(37,484)	104%	(376,305)	99%
Other miscellaneous accounting adjustments	(2,757)	6%	(4,281)	4%	1,374	-4%	(1,923)	1%

Total adjustment to income (loss) before provision for income taxes	(42,471)	100%	(109,880)	100%	(36,110)	100%	(378,228)	100%
Income tax impact of restatement adjustments	11,647		5,781		7,966		15,921

Total adjustments to net income	(30,824)		(104,099)		(28,144)		(362,307)

(1)	For explanatory purposes, we have classified the stock option and other adjustments that were affected by the restatement into the aforementioned categories as presented above. The classified amounts involve certain subjective judgments by management to the extent particular stock option related accounting errors may fall within more than one category to avoid double counting the adjustment amounts between categories (e.g., a stock option that is subject to date changes, combined with expenses resulting from the exercise of promissory notes, and/or combined with expenses resulting from consulting, transition or advisory roles). As such, the table above should be considered a reasonable representation of the magnitude of expenses in each category.

The cumulative effect of the restatement adjustments on the Company’s restated consolidated balance sheet at December 31, 2004 resulted in an increase in the accumulated deficit offset by a corresponding increase in additional paid-in capital and unearned stock-based compensation which results in a net decrease in total stockholders’ equity of $17.1 million. The adjustments reduced retained earnings as of December 31, 2001 from $155.7 million to an accumulated deficit of $206.6 million, and reduced retained earnings as of December 31, 2004 from $347.1 million to an accumulated deficit of $178.3 million.

Mercury Files Restated Financial Statements	Page 4

The restated consolidated financial statements reflect the following increases (decreases) in previously reported GAAP net income, and previously reported GAAP diluted earnings per common share:

	2004	2003	2002
Net Income (in millions)	$(30.8)	$(104.1)	$(28.1)
Diluted Earnings Per Share	$(0.30)	$(1.13)	$(0.32)

Overview of Financial Recertification-Related Process

After the November 2005 determinations by the Special Committee, the Board of Directors requested that the Special Committee work in conjunction with the Company to conduct a supplemental review of the principal financial reporting control areas of the Company and the key individuals functioning in these areas during the relevant time periods. This recertification work was conducted in order to determine whether the work previously carried out by the Company in connection with the preparation of its restated financial statements could be relied upon with respect to matters other than the stock option related matters that were the subject of the Special Committee’s initial efforts.

As a result of the initial Special Committee findings and this work, the Company determined, as part of the Item 9A Controls and Procedures disclosure in its amended 2004 Annual Report on Form 10-K/A, that the Company’s disclosure controls and procedures were not effective at a reasonable level of assurance as of December 31, 2004. In its Item 9A disclosure, the Company identified two material weaknesses in its internal control over financial reporting as of December 31, 2004. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, issued an opinion that management’s assessment that the Company did not maintain effective internal control over financial reporting as of December 31, 2004 is fairly stated, in all material respects. Notwithstanding these material weaknesses, management believes that because of the substantial work performed during the restatement process, the Company’s financial position, results of operations and cash flows, as reflected in the restated consolidated financial statements, are fairly stated in all material respects in accordance with GAAP for each of the periods presented.

Certain Directors Receive “Wells Notice” from SEC

On June 23, 2006, the SEC Staff, as part of the “Wells” process by which the SEC Staff affords individuals and companies the opportunity to present their views regarding potential action by the SEC, advised counsel for directors Igal Kohavi, Yair Shamir and Giora Yaron that the SEC Staff is considering recommending that the Commission file a civil enforcement proceeding against each of these directors

Mercury Files Restated Financial Statements	Page 5

under applicable provisions of the federal securities laws. The directors have advised the SEC Staff that they intend to file a Wells submission arguing that they did not violate the federal securities laws, that they did not participate in or know of option backdating and that the charges under consideration are legally and factually without basis. Former officers of the Company are likely to receive or have received similar notices. In light of the Wells notice, the aforementioned directors have offered to withdraw from their respective positions on the applicable committees of the Company’s Board of Directors, and the Board has accepted that offer. As previously disclosed, the Company is cooperating in the continuing formal SEC investigation of the Company.

Update on 2005 Unaudited Financial Metrics

The Company also announced today full year 2005 revenue of approximately $843 million and a net full year increase in deferred revenue of approximately $50 million. The Company had 79 deals greater than $1 million for the full year 2005. The full year restated GAAP operating margin was approximately 13%, and the full year restated Non-GAAP operating margin was approximately 21%. The principal adjustments between the restated GAAP operating margin estimates and the restated Non-GAAP operating margin estimates are: the costs incurred in connection with the Special Committee investigation, our internal review of our historical financial statements, the preparation of the restated financial statements, the SEC investigation and inquiries from other government agencies, the related class action and derivative litigation and amendments to the terms of our notes as a result of our failure to timely file our Exchange Act reports with the SEC and the trustee for the notes, and amortization and write-off of intangible assets. The Company’s cash and investment balance was $1.4 billion at December 31, 2005.

Conference Call

Mercury will host a conference call to discuss the restatement and financial results at 5:00 a.m. Pacific Time on Wednesday, July 5, 2006. A live Webcast of the conference call, together with supplemental financial information, can be accessed through the Company’s Investor Relations Web site at http://www.mercury.com/ir. In addition, an archive of the Webcast can be accessed through the same link. An audio replay of the call will be available until midnight on July 11, 2006. The audio replay can be accessed by calling 888-203-1112 or 719-457-0820, conference call code: 4047904.

About Mercury

Mercury Interactive Corporation (OTC: MERQ), the global leader in business technology optimization (BTO) software, is committed to helping customers optimize the business value of information technology. Founded in 1989, Mercury conducts business worldwide and is one of the largest enterprise software companies today. Mercury provides software and services for IT Governance, Application Delivery and Application Management. Customers worldwide rely on Mercury offerings to govern the priorities, processes and people of IT and test and manage the quality and performance of business-critical applications. Mercury BTO offerings are complemented by technologies and services from global business partners. For more information, please visit www.mercury.com.

Forward Looking Statements

This release contains “forward-looking statements” under the Private Securities Litigation Reform Act of 1995 that reflect Mercury’s judgment and involve risks and uncertainties as of the date of this release.

Mercury Files Restated Financial Statements	Page 6

These forward looking statements include those related to the filing of the restated report on Form 10-Q/A for the first quarter of 2005 and the filing of delinquent reports on Forms 10-Q and 10-K, and the estimates of fiscal 2005 revenue, increase in deferred revenue, number of transactions greater than $1 million and restated GAAP and Non-GAAP operating margins, and the Company’s cash and investment balance at December 31, 2005. Actual events or results may differ materially from the results predicted or from any other forward-looking statements made by, or on behalf of, Mercury and should not be considered as an indication of future events or results. Potential risks and uncertainties include, among other things: 1) the timing of completion of the Company’s filing of its Form 10-Q/A for the first quarter of fiscal 2005, its Forms 10-Q for the second and third quarters of fiscal year 2005 and the first quarter of fiscal year 2006, and its Form 10-K for fiscal year 2005, and any other required SEC reports, 2) the impact of the expensing of stock options and stock purchases under Mercury’s employee stock purchase program pursuant to Financial Accounting Standards Board’s Statement 123(R), 3) the impact of the resignations of Amnon Landan, Douglas Smith and Susan Skaer, 4) the nature and scope of the ongoing government investigation, 5) the effect of the Wells notices received by certain directors, 6) the timing of relisting of the Company’s securities on a national securities exchange, including the risk that relisting will not occur, 7) the effect of the SEC investigation and any litigation or other legal proceedings arising out of the matters covered by the Special Committee investigation, 8) costs incurred by Mercury in connection with the Special Committee investigation and the SEC investigation, 9) financial results for fiscal 2005, and the adjustments resulting from the quarter-end and year-end close process and audit by Mercury’s independent auditors of the financial results for fiscal 2005, and 10) the additional risks and important factors described in Mercury’s SEC reports, including the Quarterly Report on Form 10-Q/A for the fiscal quarter ended March 31, 2005, which is available at the SEC’s website at http://www.sec.gov. All of the information in this press release is made as of July 3, 2006, and Mercury undertakes no duty to update this information.

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Mercury, Mercury Interactive and the Mercury logo are trademarks of Mercury Interactive Corporation and may be registered in certain jurisdictions. Other product and company names are used herein for identification purposes only, and may be trademarks of their respective companies.

MERCURY INTERACTIVE CORPORATION

379 N. Whisman Road

Mountain View, CA 94043

Tel: (650) 603-5200 Fax: (650) 603-5300

www.mercury.com

Mercury Files Restated Financial Statements	Page 7

The following tables present the effect of the restatement adjustments by financial statement line item for the Consolidated Balance Sheets, Statements of Operations and Statements of Cash Flows:

Consolidated Balance Sheets as of December 31, 2004 and 2003 (in thousands):

	December 31, 2004			December 31, 2003
	As previously reported	Adjustments	As restated	As previously reported	Adjustments	As restated
ASSETS
Current assets:
Cash and cash equivalents	$182,868	$—	$182,868	$127,971	$—	$127,971
Short-term investments	447,453	—	447,453	589,389	—	589,389
Trade accounts receivable, net	224,011	(601)	223,410	142,908	—	142,908
Deferred tax assets, net	10,140	(6,695)	3,445	442	—	442
Prepaid expenses and other assets	85,077	(12,078)	72,999	64,043	(2,618)	61,425

Total current assets	949,549	(19,374)	930,175	924,753	(2,618)	922,135
Long-term Investments	508,120	—	508,120	516,348	—	516,348
Property and equipment, net	78,415	(182)	78,233	73,203	—	73,203
Investments in non-consolidated companies	13,031	—	13,031	13,928	—	13,928
Debt issuance costs, net	11,258	—	11,258	14,965	—	14,965
Goodwill	395,439	890	396,329	347,616	(2,128)	345,488
Intangible assets, net	38,452	—	38,452	45,126	—	45,126
Restricted cash	6,000	—	6,000	6,000	—	6,000
Interest rate swap	4,832	—	4,832	11,557	—	11,557
Long-term deferred tax assets, net	—	3,503	3,503	—	17,514	17,514
Other assets	14,854	8,694	23,548	17,456	—	17,456

Total assets	$2,019,950	$(6,469)	$2,013,481	$1,970,952	$12,768	$1,983,720

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$20,008	$—	$20,008	$17,584	$—	$17,584
Accrued liabilities	128,997	14,818	143,815	96,637	6,986	103,623
Income taxes	65,578	(464)	65,114	63,771	(9,320)	54,451
Deferred tax liabilities, net	—	2	2	—	17,514	17,514
Short-term deferred revenue	312,115	(539)	311,576	212,716	508	213,224

Total current liabilities	526,698	13,817	540,515	390,708	15,688	406,396
Convertible notes	804,483	—	804,483	811,159	—	811,159
Long-term deferred revenue	102,205	—	102,205	67,909	—	67,909
Long-term deferred tax liabilities, net	3,192	(3,192)	—	266	(266)	—
Other long-term payables	2,386	—	2,386	541	—	541

Total liabilities	1,438,964	10,625	1,449,589	1,270,583	15,422	1,286,005

Commitments and contingencies (Notes 9, 10 and 19)
Stockholders’ equity:
Preferred stock	—	—	—	—	—	—
Common stock	170	—	170	181	—	181
Additional paid-in capital	599,976	518,777	1,118,753	468,150	532,020	1,000,170
Treasury stock	(348,249)	—	(348,249)	(16,082)	—	(16,082)
Notes receivable from issuance of common stock	(4,173)	(1,283)	(5,456)	(6,580)	(1,349)	(7,929)
Unearned stock-based compensation	(608)	(9,214)	(9,822)	(1,533)	(38,775)	(40,308)
Accumulated other comprehensive loss	(13,182)	—	(13,182)	(6,219)	—	(6,219)
Retained earnings / (Accumulated deficit)	347,052	(525,374)	(178,322)	262,452	(494,550)	(232,098)

Total stockholders’ equity	580,986	(17,094)	563,892	700,369	(2,654)	697,715

Total liabilities and stockholders’ equity	$2,019,950	$(6,469)	$2,013,481	$1,970,952	$12,768	$1,983,720

Mercury Files Restated Financial Statements	Page 8

Consolidated Statements of Operations for the years ended December 31, 2004, 2003 and 2002 (in thousands, except per share amounts):

	Year Ended December 31,
	2004			2003			2002
	As previously reported	Adjustments	As restated	As previously reported	Adjustments	As restated	As previously reported	Adjustments	As restated
Revenues:
License fees	$261,306	$76	$261,382	$201,047	$(208)	$200,839	$192,212	$2	$192,214
Subscription fees	152,064	135	152,199	98,858	(34)	98,824	53,024	(54)	52,970
Maintenance fees	196,141	74	196,215	159,030	(7)	159,023	122,343	(81)	122,262
Professional service fees	76,036	239	76,275	47,538	(19)	47,519	32,543	(36)	32,507

Total Revenues	685,547	524	686,071	506,473	(268)	506,205	400,122	(169)	399,953

Costs and expenses:
Cost of license and subscription (including stock-based compensation) (1)	40,344	1,455	41,799	29,056	5,376	34,432	24,804	2,523	27,327
Cost of maintenance (including stock-based compensation) (1)	15,583	2,315	17,898	11,880	5,851	17,731	11,662	2,935	14,597
Cost of professional services (including stock-based compensation) (1)	62,834	903	63,737	36,942	3,379	40,321	24,334	1,176	25,510
Cost of revenue—amortization of intangible assets (1)	10,019	—	10,019	5,189	—	5,189	1,833	—	1,833
Marketing and selling (including stock-based compensation) (1)	314,900	20,967	335,867	244,374	59,491	303,865	194,418	22,128	216,546
Research and development (including stock-based compensation) (1)	73,724	8,398	82,122	55,904	17,192	73,096	42,699	8,498	51,197
General and administrative (including stock-based compensation) (1)	56,008	7,794	63,802	40,034	15,870	55,904	32,474	(1,560)	30,914
Acquisition-related expenses	900	—	900	11,968	—	11,968	—	—	—
Restructuring, integration, and other related expenses	3,088	—	3,088	3,389	—	3,389	(537)	—	(537)
Amortization of intangible assets	5,544	—	5,544	2,281	—	2,281	542	—	542
Excess facilities expense	8,943	—	8,943	16,882	—	16,882	—	—	—

Total costs and expenses	591,887	41,832	633,719	457,899	107,159	565,058	332,229	35,700	367,929

Income (loss) from operations	93,660	(41,308)	52,352	48,574	(107,427)	(58,853)	67,893	(35,869)	32,024
Interest income	38,614	(404)	38,210	36,077	(1,678)	34,399	35,119	(178)	34,941
Interest expense	(20,292)	(4,335)	(24,627)	(19,551)	(3,273)	(22,824)	(23,370)	(1,624)	(24,994)
Other income (expense), net	(4,837)	3,576	(1,261)	(7,405)	2,498	(4,907)	2,747	1,561	4,308

Income (loss) before provision for income taxes	107,145	(42,471)	64,674	57,695	(109,880)	(52,185)	82,389	(36,110)	46,279
Provision for income taxes	22,545	(11,647)	10,898	16,182	(5,781)	10,401	17,185	(7,966)	9,219

Net income (loss)	$84,600	$(30,824)	$53,776	$41,513	$(104,099)	$(62,586)	$65,204	$(28,144)	$37,060

Net income (loss) per share-basic	$0.95	$(0.34)	$0.61	$0.48	$(1.20)	$(0.72)	$0.78	$(0.33)	$0.45

Net income (loss) per share-diluted	$0.83	$(0.30)	$0.53	$0.41	$(1.13)	$(0.72)	$0.74	$(0.32)	$0.42

Weighted average common shares- basic	89,060	(1,392)	87,668	87,124	(515)	86,609	83,938	(1,226)	82,712

Weighted average common shares and equivalents-diluted	103,207	30	103,237	102,401	(15,792)	86,609	87,640	(426)	87,214

__________ (1) Stock-based compensation:
Cost of license and subscription	$—	$1,201	$1,201	$—	$5,073	$5,073	$—	$2,517	$2,517
Cost of maintenance	—	1,725	1,725	—	5,433	5,433	—	2,926	2,926
Cost of professional services	108	690	798	53	3,127	3,180	—	1,174	1,174
Marketing and selling	437	15,868	16,305	5,609	54,816	60,425	643	22,093	22,736
Research and development	255	7,944	8,199	296	16,108	16,404	453	9,453	9,906
General and administrative	21	6,211	6,232	34	15,114	15,148	67	(917)	(850)

Mercury Files Restated Financial Statements	Page 9

Consolidated Statements of Cash Flows for the years ended December 31, 2004, 2003 and 2002 (in thousands, except per share amounts):

	Year ended December 31,
	2004			2003			2002
	As previously reported	Adjustments	As restated	As previously reported	Adjustments	As restated	As previously reported	Adjustments	As restated
Cash flows from operating activities:
Net income (loss)	$84,600	$(30,824)	$53,776	$41,513	$(104,099)	$(62,586)	$65,204	$(28,144)	$37,060
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	21,697	(6)	21,691	17,869	—	17,869	14,704	—	14,704
Sales reserve	1,873	—	1,873	1,193	—	1,193	3,342	—	3,342
Unrealized (gain) loss on interest rate swap	51	—	51	8	—	8	(406)	—	(406)
Amortization of intangible assets	15,563	—	15,563	7,470	—	7,470	2,375	—	2,375
Stock-based compensation	821	33,639	34,460	5,992	99,671	105,663	1,163	37,246	38,409
Gain on early retirement of debt	—	—	—	—	—	—	(11,610)	—	(11,610)
Loss on investments in non-consolidated companies	1,138	—	1,138	3,959	—	3,959	5,296	—	5,296
Loss on disposals of assets	454	188	642	—	—	—	—	—	—
Gain on sale of available-for-sale securities	(336)	—	(336)	—	—	—	—	—	—
Unrealized gain on warrant	(502)	—	(502)	(435)	—	(435)	—	—	—
Write-off of in-process research and development	900	—	900	11,968	—	11,968	—	—	—
Excess facilities expense	8,943	—	8,943	16,882	—	16,882	—	—	—
Tax benefit from employee stock options	17,964	(17,625)	339	6,367	(6,367)	—	—	—	—
Deferred income taxes	(7,214)	710	(6,504)	13,517	(11,589)	1,928	(6,595)	6,595	—
Changes in assets and liabilities, net of effect of acquisitions:
Trade accounts receivable	(76,787)	601	(76,186)	(40,878)	—	(40,878)	(28,288)	590	(27,698)
Prepaid expenses and other assets	(14,350)	733	(13,617)	(20,808)	2,499	(18,309)	(27,498)	22,884	(4,614)
Accounts payable	1,152	—	1,152	3,167	—	3,167	(451)	—	(451)
Accrued liabilities	23,142	7,833	30,975	12,927	7,091	20,018	11,443	(1,531)	9,912
Income taxes	5,216	5,429	10,645	(12,681)	12,882	201	38,492	(37,667)	825
Deferred revenue	126,627	(1,048)	125,579	111,944	268	112,212	65,002	(421)	64,581
Other long-term payables	1,845	—	1,845	541	—	541	—	—	—

Net cash provided by (used in) operating activities	212,797	(370)	212,427	180,515	356	180,871	132,173	(448)	131,725

	Year ended December 31,
	2004			2003			2002
	As previously reported	Adjustments	As restated	As previously reported	Adjustments	As restated	As previously reported	Adjustments	As restated
Cash flows from investing activities:
Maturities of investments	544,135	—	544,135	453,142	—	453,142	382,261	—	382,261
Purchases of held-to-maturity investments	(481,887)	—	(481,887)	(809,395)	—	(809,395)	(303,427)	—	(303,427)
Increase in restricted cash	—	—	—	—	—	—	(6,000)	—	(6,000)
Proceeds from sale of available-for-sale investments	1,124,255	—	1,124,255	1,498,549	—	1,498,549	637,635	—	637,635
Purchases of available-for-sale investments	(1,034,438)	—	(1,034,438)	(1,687,095)	—	(1,687,095)	(871,973)	—	(871,973)
Proceeds from return on investment in non-consolidated company	1,525	—	1,525	—	—	—	—	—	—
Purchases of investments in non-consolidated companies	(2,625)	—	(2,625)	(1,500)	—	(1,500)	(2,244)	—	(2,244)
Cash paid in conjunction with the acquisition of Performant, net	—	—	—	(22,028)	—	(22,028)	—	—	—
Cash paid in conjunction with the acquisition of Kintana, net	(163)	—	(163)	(136,653)	—	(136,653)	—	—	—
Cash paid in conjunction with a technology purchase from Allerez	—	—	—	(1,270)	—	(1,270)	—	—	—
Cash paid in conjunction with a domain name purchase	—	—	—	(650)	—	(650)	—	—	—
Cash paid in conjunction with the acquisition of Appilog, net	(49,543)	—	(49,543)	—	—	—	—	—	—
Net proceeds from sale of assets and vacant facilities	2,684	—	2,684	—	—	—	—	—	—
Acquisition of property and equipment, net	(32,684)	—	(32,684)	(17,093)	—	(17,093)	(8,164)	—	(8,164)

Net cash provided by (used in) investing activities	71,259	—	71,259	(723,993)	—	(723,993)	(171,912)	—	(171,912)

Cash flows from financing activities:
Proceeds from issuances of convertible notes, net	—	—	—	488,056	—	488,056	—	—	—
Proceeds from issuances of common stock under stock option and employee stock purchase plans	103,981	—	103,981	74,779	—	74,779	23,038	—	23,038
Purchase of treasury stock	(332,186)	—	(332,186)	—	—	—	—	—	—
Retirement of convertible subordinated notes	—	—		—	—	—	(64,640)	—	(64,640)
Collection of notes receivable from issuances of common stock, net	1,689	370	2,059	4,186	(356)	3,830	878	448	1,326

Net cash provided by (used in) financing activities	(226,516)	370	(226,146)	567,021	(356)	566,665	(40,724)	448	(40,276)

Effect of exchange rate changes on cash	(2,643)	—	(2,643)	(194)	—	(194)	1,287	—	1,287

Net increase (decrease) in cash and cash equivalents	54,897	—	54,897	23,349	—	23,349	(79,176)	—	(79,176)
Cash and cash equivalents at beginning of year	127,971	—	127,971	104,622	—	104,622	183,798	—	183,798

Cash and cash equivalents at end of year	$182,868	$—	$182,868	$127,971	$—	$127,971	$104,622	$—	$104,622